                         PROVIDENT INSTITUTIONAL FUNDS
                                 (the "Trust")

                                   TEMPFUND
                                    FEDFUND

                       Supplement dated November 9, 2000
            Statement of Additional Information dated June 5, 2000

         The following disclosure supplements the information in the Trust's Statement of Additional Information. On page 44, following the last paragraph of the caption titled "Certain Record Holders," the following paragraph is inserted under the caption "Certain Information Concerning Overnight Repurchase Transactions":

                  The Trust, BlackRock Advisors, Inc. and The PNC Financial Services Group, Inc. ("PNC") have received exemptive relief (the "Order") from the SEC permitting the Trust, in connection with PNC's subsidiary banks' same day sweep program, to engage in overnight repurchase transactions in which PNC, or any entity that controls, is controlled by or is under common control with PNC (collectively, the "PNC Companies"), is the counterparty. The Order requires that, among other things: (i) each repurchase agreement transaction be effected pursuant to a master repurchase agreement between the Trust and the participating PNC Companies; (ii) the PNC Companies maintain at all times in a segregated sub-custodian account, in the name of the Trust for the benefit of the applicable series, collateral having a value, when added to the value of the collateral collateralizing any overnight repurchase agreements the PNC Companies have outstanding at that time, at least equal to the amount necessary to collaterialize fully repurchase agreements with the Trust on behalf of each applicable series in an amount equal to the maximum amount that may be invested by the Trust on behalf of the applicable series in repurchase agreements for which any of the PNC Companies is the counterparty (the "Maximum Purchase Amount"); (iii) the master repurchase agreement be collateralized only by securities that are, except as to maturity, first-tier securities that are eligible collateral for all of the applicable series under the applicable Prospectuses and Statement of Additional Information and Rule 2a-7 under the 1940 Act and that enable the repurchase agreements to be treated as such under the United States Bankruptcy Code and analog provisions of the United States banking laws; (iv) before any repurchase agreement is entered into pursuant to the Order, the Adviser obtain and document competitive quotations from at least two other dealers with respect to repurchase agreements comparable to the type of repurchase agreement involved, except that if quotations are unavailable from two such dealers only one other competitive quotation is required; (v) before entering into a transaction pursuant to the exemption, a determination is required in each instance, based upon the information available to the Adviser, that the interest rate to be earned from the repurchase agreement to be entered into with any PNC Company is at least equal to that available from the repurchase agreements with respect to which quotes were obtained; (vi) the Trust limit the amount of each series' net assets that may be invested pursuant to the Order with the PNC

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         Companies to not more than 15% of a series' net assets; (vii) PNC designate certain bank officers to be responsible for monitoring the daily operation of the sweep program and establish a committee comprised of such officers and PNC's internal auditors to monitor the program, enforce procedures established to ensure compliance with the Order and report periodically to the Trust's Board of Trustees concerning such program; and (viii) the Trust's Board of Trustees establish procedures reasonably designed to ensure compliance with the Order's conditions.

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

                         PROVIDENT INSTITUTIONAL FUNDS
                                 (the "Trust")

                                   TEMPFUND
                                    FEDFUND

                       Supplement dated November 9, 2000
                      to Prospectuses dated March 1, 2000

         The following disclosure supplements the information in the Prospectuses for the Trust's Institutional Shares and Dollar Shares.

         On page 81, under the "Price of Fund Shares" caption, the second and third sentences are replaced with the following:

         The net asset value of each Fund, except for TempFund, FedFund and T-Fund, is determined as of 12:00 Noon and 4:00 PM Eastern Time (9:00 AM and 1:00 PM Pacific Time). The net asset value of TempFund and FedFund is determined as of 12:00 Noon and 6:00 PM Eastern Time (9:00 AM and 3:00 PM Pacific Time), and the net asset value of T-Fund is determined as of 12:00 Noon and 5:30 PM Eastern Time (9:00 AM and 2:30 PM Pacific
         Time).

         On page 81, under the "Purchase of Shares" caption, the following additional paragraph is inserted after the first paragraph:

         Certain accounts may be eligible for an automatic investment or redemption privilege, commonly called a "sweep," under which amounts necessary to decrease or increase the account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from a selected Fund as of the end of the day. Each investor desiring to use this privilege should consult its bank for details. In order to facilitate a sweep as of the end of each banking day, The PNC Financial Services Group, Inc. ("PNC"), the Adviser and the Trust have obtained exemptive relief from the Securities and Exchange Commission to permit any of the Trust's taxable Funds to enter into overnight repurchase agreements with PNC and certain of its affiliates to accommodate a sweep program for shareholders that are customers of PNC or its affiliates. The exemptive order contains a number of collateralization, pricing and monitoring requirements designed to protect the Funds' interests and is described in greater detail in the Trust's Statement of Additional Information.

         On page 82, a footnote indicated by a "+" has been placed at the end of the second sentence of the first paragraph.

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         On page 82, the chart outlining the cut-off times for when purchase orders are executed and the footnotes that follow it are replaced with the following:

Portfolio                                         Time
---------                                         ----

TempFund*+                                    5:30 PM Eastern Time
TempCash                                      3:00 PM Eastern Time
FedFund+                                      3:00 PM Eastern Time
T-Fund*                                       5:30 PM Eastern Time
Federal Trust Fund                            2:30 PM Eastern Time
Treasury Trust Fund                           2:30 PM Eastern Time
MuniFund                                      2:30 PM Eastern Time
MuniCash                                      2:30 PM Eastern Time
California Money Fund**                      12:00 Noon Eastern Time
New York Money Fund                          12:00 Noon Eastern Time

+ The cut-off time for purchase orders for Institutional Shares and Dollar Shares of TempFund and FedFund placed pursuant to the sweep program for shareholders that are customers of PNC or its affiliates is 6:00 PM Eastern Time. The Funds reserve the right to limit the amount of such orders or to reject an order for any reason.

* Purchase orders placed between 3:00 PM and 5:30 PM Eastern Time may only be transmitted by telephone. TempFund and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.

** Purchase orders for shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders or to reject an order for any reason.

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